UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 28, 2017

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Contribution Agreement
On February 28, 2017, PBF Logistics LP (the “Partnership”), a consolidated subsidiary of PBF Energy Inc. (“PBF Energy”), closed the previously announced transaction contemplated by the Contribution Agreement dated as of February 15, 2017 between the Partnership and PBF Energy Company LLC (“PBF LLC”), a subsidiary of PBF Energy. Pursuant to the Contribution Agreement, PBF LLC contributed to the Partnership's wholly owned subsidiary, PBFX Operating Company LLC (“PBFX Op Co”), all of the issued and outstanding limited liability company interests of Paulsboro Natural Gas Pipeline Company LLC (“PNGPC”). PNGPC owns and operates an existing interstate natural gas pipeline that originates in Delaware County, Pennsylvania, at an interconnection with Texas Eastern pipeline that runs under the Delaware River and terminates at the delivery point to PBF Holding Company LLC's (“PBF Holding”) refinery at Paulsboro, Gloucester County, New Jersey, and is subject to regulation by the Federal Energy Regulatory Commission (“FERC”). PNGPC has FERC approval for, and is in the process of constructing, a new 24” pipeline (the “New Pipeline”) to replace the existing pipeline, which will be abandoned. In consideration for the PNGPC limited liability company interests, the Partnership delivered (i) an $11.6 million intercompany promissory note in favor of Paulsboro Refining Company LLC, a wholly owned subsidiary of PBF Holding (the “Promissory Note”), (ii) an expansion rights and right of first refusal agreement in favor of PBF LLC with respect to the New Pipeline in the form attached as an Exhibit to the Contribution Agreement and (iii) an assignment and assumption agreement in the form attached as an Exhibit to the Contribution Agreement with respect to certain outstanding litigation involving PNGPC and the existing pipeline.
Each of the parties to the Contribution Agreement is a direct or indirect subsidiary of PBF Energy. As a result, certain individuals, including officers of PBF Energy and officers and directors of PBF Logistics GP LLC (“PBF GP”), the general partner of the Partnership, serve as officers and/or directors of one or more of such entities. PBF Energy, through its consolidated subsidiaries, currently (as of the date of this Current Report on Form 8-K) owns 2,572,944 common units and 15,886,553 subordinated units of the Partnership, collectively representing a 44.2% limited partner interest in the Partnership based on the number of common units and subordinated units outstanding. PBF Energy also indirectly owns the general partner interest in the Partnership, through its control and ownership of PBF GP, and all of the Partnership’s incentive distribution rights.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on February 16, 2017 and incorporated herein by reference.
In addition, in connection with the consummation of the transactions contemplated by the Contribution Agreement, the Partnership or certain of its affiliates and PBF LLC or certain of its affiliates, as applicable, entered into the following material definitive agreements:

Fifth Amended and Restated Operation and Management Services and Secondment Agreement
On February 28, 2017, PBF Holding, Delaware City Refining Company LLC, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBFX Op Co, Paulsboro Refining Company LLC, PNGPC, Chalmette Refining L.L.C., the Partnership and PBF GP entered into the Fifth Amended and Restated Operation and Management Services and Secondment Agreement (the “Fifth A&R Services Agreement”) to govern the provision of seconded employees to or from PBF Holding, the Partnership and its affiliates as applicable. The Fifth A&R Services Agreement also governs the use of certain facilities of the parties by the various entities and the services to be provided by the seconded employees to allow the Partnership to perform its obligations under its commercial agreements. The Fifth A&R Services Agreement incorporates the PNGPC natural gas pipeline and the Chalmette storage tank into its provisions and increases the annual fee to be paid by the Partnership from $6.4 million to $6.7 million and includes an interim monthly fee with respect to PNGPC's existing pipeline. All annual fees to be paid pursuant to the Fifth A&R Services Agreement are indexed for inflation.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Fifth A&R Services Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Intercompany Promissory Note
On February 28, 2017, PNGPC entered into the Promissory Note. The Promissory Note, including accrued interest, is due on the later of October 1, 2017 or the date upon which the New Pipeline is completed and the existing pipeline is abandoned and removed. The outstanding principal shall bear interest at a rate equal to the lesser of (i) the per annum rate charged on the Partnership's five year $360.0 million revolving credit facility and (ii) eight percent (8%) per annum.

The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Promissory Note, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The description in Item 1.01 above of the completion of the transactions set forth in the Contribution Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on February 16, 2017 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information required by Item 2.03 relating to the Promissory Note is contained in Item 1.01 of this Current Report on Form 8-K above and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1
Fifth Amended and Restated Operation and Management Services and Secondment Agreement dated as of February 28, 2017 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC, PBFX Operating Company LLC, Paulsboro Refining Company LLC, Paulsboro Natural Gas Pipeline Company LLC and Chalmette Refining L.L.C.

10.2	Intercompany Promissory Note entered on February 28, 2017 between Paulsboro Natural Gas Pipeline Company LLC and Paulsboro Refining Company LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 3, 2017

PBF Logistics LP
		By:	PBF Logistics GP LLC,
its general partner

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Fifth Amended and Restated Operation and Management Services and Secondment Agreement dated as of February 28, 2017 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC, PBFX Operating Company LLC, Paulsboro Refining Company LLC, Paulsboro Natural Gas Pipeline Company LLC and Chalmette Refining L.L.C.

10.2	Intercompany Promissory Note entered on February 28, 2017 between Paulsboro Natural Gas Pipeline Company LLC and Paulsboro Refining Company LLC.